UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2011
Date of Report (Date of earliest event reported)

BIONOVO, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33498	20-5526892
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

5858 Horton Street, Suite 400, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 601-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

          On March 15, 2011, Bionovo, Inc. (the “Company”) announced via press release the Company’s financial results for its fourth quarter and fiscal year ended December 31, 2010. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

          The information in the report, including Exhibit 99.1 attached hereto as it relates to the Company’s Results of Operations and Financial Condition, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

          On March 14, 2011, the Company received a letter from The NASDAQ Stock Market stating that it was not in compliance with Nasdaq Listing Rule 5550(a)(2) because it failed to maintain a minimum bid price of $1.00 per share. NASDAQ has granted the Company a period of 180 calendar days, or until September 12, 2011, to regain compliance. If, at anytime before September 12, 2011, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, NASDAQ has stated that it will provide the Company with written notification that compliance with the listing rule has been regained.

          In the event the Company does not regain compliance with the listing rule prior to the expiration of the compliance period, it will receive written notification from NASDAQ that its securities are subject to delisting. Alternatively, the Company may be eligible for an additional grace period if it meets NASDAQ Capital Market initial listing standards, with the exception of the bid price requirement. If the Company meets the initial listing criteria, NASDAQ has stated that it will notify the Company that it has been granted an additional 180-day compliance period.

          The Company intends to use its best efforts to regain compliance with NASDAQ’s minimum bid requirement and expects that its shares will continue to be listed on The Nasdaq Capital Market during this process under the symbol “BNVI.”

           A copy of the press release titled “Bionovo Announces 2010 Highlights and Year-End Financial Results” disclosing, among other things, the Company’s receipt of the NASDAQ letter is attached hereto as Exhibit 99.1.

Item 7.01.    Regulation FD Disclosure.

          The information provided in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

	99.1	Press release from Bionovo, Inc., dated March 15, 2011, titled “Bionovo Announces 2010 Highlights and Year-End Financial Results”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionovo, Inc.

Date:	March 15, 2011	By:	/s/ Isaac Cohen
Isaac Cohen
Chairman and Chief Executive Officer

EXHIBIT INDEX

99.1	Press release from Bionovo, Inc., dated March 15, 2011, titled “Bionovo Announces 2010 Highlights and Year-End Financial Results”